UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 2, 2026

Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

On January 3, 2026, Cable One, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Mega Broadband Investments Holdings LLC, a Delaware limited liability company (“MBI”), Mega Broadband Blocker, LLC, a Delaware limited liability company, GTCR Fund XII/C LP, a Delaware limited partnership, Major Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, and, solely in its capacity as equityholders’ representative, GTCR Fund XII/B, a Delaware partnership, pursuant to which, upon the terms and subject to the conditions set forth therein, the Company will acquire the equity interests in MBI that it does not already own (the “Transaction”). MBI is a leading provider of broadband services across the Southeast, Northwest and Mid-South United States and offers an extensive range of broadband, fiber connectivity, video and voice services for commercial and residential customers under the Vyve Broadband brand.

As previously disclosed, the Company owns an approximately 45% equity interest in MBI, and certain affiliates of GTCR LLC (the “GTCR Investors”) and MBI management own the balance. Pursuant to the Third Amended and Restated Limited Liability Company Agreement of MBI, dated as of December 20, 2024 (the “MBI Operating Agreement”), the GTCR Investors held a previously established put option to sell (and to cause all members of MBI other than the Company to sell) to the Company all the equity interests in MBI that the Company does not already own (the “Put Option”). On January 2, 2026, the GTCR Investors exercised the Put Option. Under the terms of the Purchase Agreement, the Company will pay a purchase price for the approximately 55% of the equity interests in MBI that it does not already own (the “Option Price”) calculated under a formula set forth in the MBI Operating Agreement based on (i) a multiple of MBI’s adjusted earnings before interest, taxes, depreciation and amortization for the twelve-month period ended June 30, 2025 and (ii) MBI’s total net indebtedness. Based on currently available information, (i) the purchase price payable by the Company is expected to range between approximately $475 million and $495 million; and (ii) MBI’s total net indebtedness that will be outstanding at the time it becomes a wholly-owned subsidiary of the Company in the fourth quarter of 2026 is expected to be approximately $845 million to $895 million (in the form of term loans maturing in November 2027). The Company intends to finance the Option Price with a combination of cash resources and indebtedness, which may include borrowings under the Company’s existing $1.25 billion revolving credit facility or new debt instruments.

The closing of the Transaction will occur no earlier than October 1, 2026 unless the Company at its option elects to cause the closing to occur prior to such date and is subject to (i) the expiration or termination of the waiting period applicable to the consummation of the Transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the receipt of consents or approvals from the Federal Communications Commission and certain state public service commissions (which condition shall be deemed satisfied on May 12, 2026) and (iii) other customary closing conditions. The Company currently anticipates that the Transaction will be completed on October 1, 2026.

The foregoing descriptions of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein, and the MBI Operating Agreement, a copy of which was filed as Exhibit 10.39 to the Company’s Annual Report on Form 10-K filed on February 28, 2025 and is incorporated by reference herein, do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the MBI Operating Agreement, respectively.

Item 7.01          Regulation FD Disclosure.

On January 5, 2026, the Company issued a press release announcing the Transaction. A copy of this press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01, as well as in Exhibit 99.1, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01          Other Events.

On December 20, 2025, Clearwave Fiber LLC (“Clearwave Fiber”), a Delaware limited liability company that is a joint venture between the Company and certain unaffiliated third-party investors, entered into an Agreement and Plan of Merger (the “Clearwave Fiber Merger Agreement”) with Point Broadband Acquisition, LLC, a Delaware limited liability company (“Point Parent”), and CWF Alloy Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Point Parent (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Clearwave Fiber (the “Clearwave Fiber Merger”), with Clearwave Fiber surviving the Clearwave Fiber Merger as a wholly-owned subsidiary of Point Parent. Concurrently with Clearwave Fiber’s entry into the Clearwave Fiber Merger Agreement, the Company entered into a rollover agreement, pursuant to which, on the terms and subject to the conditions set forth therein, the equity interests of Clearwave Fiber owned by the Company will be contributed to Point Broadband Holdings, LLC, a Delaware limited liability company and the indirect parent company of Point Parent (“Point Holdings”), immediately prior to the effective time of the Clearwave Fiber Merger in exchange for certain equity interests in Point Holdings. The Clearwave Fiber Merger is subject to customary closing conditions and is expected to be completed during the second quarter of 2026. In a separate transaction, and prior to the closing of the Clearwave Fiber Merger, Clearwave Fiber intends to sell its Southern Illinois assets for cash consideration to MCC Network Services, LLC (Metro Communications). Upon the closing of the Clearwave Fiber Merger, the Company will be a minority common equityholder in Point Holdings.

Cautionary Statement Regarding Forward-Looking Statements

This current report may contain “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the Company’s and MBI’s industry, business, strategy, technologies, acquisitions and strategic investments, market expansion plans, dividend policy, capital allocation, financing strategy, the Option Price and the anticipated timeline to consummate the Transaction, the Company’s ability and sources of capital to fund the Option Price, MBI’s future indebtedness and the Company’s and MBI’s financial results and financial conditions. Forward-looking statements often include words such as “will,” “should,” “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. The Company’s and MBI’s actual results may vary materially from those expressed or implied in their forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by the Company or MBI or on either’s behalf. Important factors that could cause the Company’s or MBI’s actual results to differ materially from those in any forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors, which are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2025 (the “2024 Form 10-K”) and in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2025 (the “Third Quarter 2025 Form 10-Q”) as filed with the SEC:

●	uncertainties as to the timing of the Transaction and the risk that the Transaction may not be completed in a timely manner or at all;
●
the possibility that any or all of the conditions to the consummation of the Transaction may not be satisfied or waived, including failure to receive any required regulatory approvals (or any conditions, limitations or restrictions placed in connection with such approvals);

●	uncertainties relating to the Company’s ability to obtain the necessary financing to complete the Transaction;
●
the effect of the announcement or pendency of the Transaction on the Company’s or MBI’s ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners;

●	risks relating to diverting management’s attention from the Company’s or MBI’s ongoing business operations;
●
following the completion of the Transaction, the Company’s ability to integrate MBI’s operations into its own as well as uncertainties as to the Company’s ability and the amount of time necessary to realize the expected synergies and other benefits of the Transaction;

●	rising levels of competition from historical and new entrants in the Company’s markets;
●	recent and future changes in technology, and the Company’s ability to develop, deploy and operate new technologies, service offerings and customer service platforms;
●	risks associated with the Company’s use of artificial intelligence;
●	the Company’s ability to grow its residential data and business data revenues and customer base;
●	increases in programming costs and retransmission fees;
●	the Company’s ability to obtain hardware, software and operational support from vendors, including the potential impacts of changes in trade policy and tariffs;
●
risks that the Company may fail to realize the benefits anticipated as a result of the Company’s purchase of the remaining interests in Hargray Acquisition Holdings, LLC that the Company did not already own;

●	risks relating to existing or future acquisitions and strategic investments by the Company, including risks associated with the Transaction;
●	risks that the implementation of the Company’s unified billing system disrupts business operations;
●	the integrity and security of the Company’s network and information systems;
●	the impact of possible security breaches and other disruptions, including cyber-attacks;

●	the Company’s failure to obtain necessary intellectual and proprietary rights to operate its business and the risk of intellectual property claims and litigation against the Company;
●	the Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures;
●	impairments of intangible assets and goodwill;
●	legislative or regulatory efforts to impose network neutrality and other new requirements on the Company’s data services;
●	additional regulation of the Company’s video and voice services or changes to government subsidy programs;
●	the Company’s ability to renew cable system franchises;
●	increases in pole attachment costs;
●	changes in local governmental franchising authority and broadcast carriage regulations;
●	the potential adverse effect of the Company’s level of indebtedness on its business, financial condition or results of operations and cash flows;
●	the restrictions the terms of the Company’s indebtedness place on its business and corporate actions;
●	the possibility that interest rates will rise, causing the Company’s obligations to service its variable rate indebtedness to increase significantly;
●	risks associated with the Company’s convertible indebtedness;
●	our ability to pay dividends;
●	provisions in the Company’s charter, by-laws and Delaware law that could discourage takeovers and limit the judicial forum for certain disputes;
●	adverse economic conditions, labor shortages, supply chain disruptions, changes in rates of inflation and the level of move activity in the housing sector;
●
pandemics, epidemics or disease outbreaks, such as the COVID-19 pandemic, have, and may in the future, disrupt the Company’s business and operations, which could materially affect the Company’s business, financial condition, results of operations and cash flows;

●	lower demand for the Company’s residential data and business data products;
●	fluctuations in the Company’s stock price;
●	dilution from equity awards, convertible indebtedness and potential future convertible debt and stock issuances;
●	damage to the Company’s reputation or brand image;
●	the Company’s ability to retain key employees (whom the Company refers to as associates);
●	the Company’s ability to incur future indebtedness;
●	provisions in the Company’s charter that could limit the liabilities for directors; and
●
the other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including but not limited to those described under “Risk Factors” in the 2024 Form 10-K, the Third Quarter 2025 Form 10-Q and in its subsequent filings with the SEC.

Any forward-looking statements made by the Company in this current report speak only as of the date on which they are made. The Company is under no obligation, and expressly disclaims any obligation, except as required by law, to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Item 9.01          Financial Statements and Exhibits.

Exhibit	Description

2.1
Purchase Agreement, dated as of January 3, 2026, by and among Cable One, Inc., Major Merger Sub LLC, Mega Broadband Investments Holdings LLC, Mega Broadband Blocker, LLC, GTCR Fund XII/C LP and GTCR Fund XII/B LP, in its capacity as the equityholders’ representative.

99.1	Press release issued by Cable One, Inc., dated January 5, 2026.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Christopher J. Arntzen
	Name:	Christopher J. Arntzen
	Title:	Senior Vice President, General Counsel and Secretary

Date: January 5, 2026